            Form 5500-C/R                                Return/Report of Employee Benefit Plan                   OMB Nos. 1210-0016
      Department of the Treasury                           (With fewer than 100 participants)                              1210-0089
       Internal Revenue Service        This form is required to be filled under sections 104 and 4065 of the Employee
              ----------                     Retirement Income Security Act of 1974 and sections 6039D, 6047(e), -------------------
          Department of Labor                        6057(b), and 6058(a) of the Internal Revenue Code.                1995
Pension and Welfare Benefits Administration                    See separate instructions.                        -------------------
              ----------                                                                                         This Form is Open
    Pension Benefit Guaranty Corporation                                                                       to Public Inspection.
------------------------------------------------------------------------------------------------------------------------------------
For the calendar plan year 1995 or fiscal plan year beginning                      , 1995, and ending                         , 1995
------------------------------------------------------------------------------------------------------------------------------------
    If A(1) through A(4), B, C, and/or D do not apply to this year's return/report       For IRS Use Only
    leave the boxes unmarked.                                                            EP-ID
    You must check either box A(5) or A(6), whichever is applicable. See instructions.   -------------------------------------------
A   This return/report is:                                                               (5) Form 5500-C filer check here. . . . [X]
    (1) [_] the first return/report filed for the plan;                                      (Complete only pages 1 and 3 through 6)
    (2) [_] an amended return/report                                                         (Code section 6039D file's see
    (3) [_] the final return/report filed for the plan; or                                   instructions on page 5.)
    (4) [_] a short plan year return/report (less than 12 months).                       (6) Form 5500-R filer check here. . . . [_]
                                                                                             (Complete only pages 1 and 2. Detach
                                                                                             pages 3 through 6 before filing.) If
                                                                                             you checked box (1) or (3), you must
                                                                                             file a Form 5500-C. (See page 6 of the
                                                                                             instructions.)
IF ANY INFORMATION ON A PREPRINTED PAGE 1 IS INCORRECT, CORRECT IT. IF ANY INFORMATION IS MISSING, ADD IT.
PLEASE USE RED INK WHEN MAKING THESE CHANGES AND INCLUDE THE PREPRINTED PAGE 1 WITH YOUR
COMPLETED RETURN/REPORT.

B   Check here if any information reported in 1a, 2a, 2b, or 5a changed since the last return/report for this plan . . . .  . .  [_]
C   If your plan year changed since the last return/report, check here. . . . . . . . . . . . . . . . . . . . . . . . . . . . .  [_]
D   If you filed for an extension of time to file this return/report, check here and attach a copy of the approved extension. .  [_]
------------------------------------------------------------------------------------------------------------------------------------
1a  Name and address of plan sponsor (employer, if for a single-employer plan)               1b Employer identification number (EIN)
    (Address should include room or suite no.)                                                  56  0266599
                                                                                             ---------------------------------------
                                                                                             1c Sponsor's telephone number
    Home Savings Bank SSB                                                                       919-946-4178
    1311 Carolina Avenue                                                                     ---------------------------------------
    Washington NC 27889                                                                      1d Business code (see instructions,
                                                                                                page 19)
                                                                                                6030
                                                                                             ---------------------------------------
                                                                                             1e CUSIP issuer number
                                                                                                n/a
------------------------------------------------------------------------------------------------------------------------------------
2a  Name and address of administrator (if same as plan sponsor, enter "Same")                2b Administrator's EIN
                                                                                                13  3381592
    Michael J. Reynolds, President/Financial Institutions Thrift Plan (FITP)                 ---------------------------------------
    108 Corporate Park Drive                                                                 2c Administrator's telephone number
    White Plains, NY 10604                                                                      (914) 694-1300
------------------------------------------------------------------------------------------------------------------------------------
3   If you are filing this page without the preprinted historical plan information and the name, address, and EIN of the plan sponsor or plan administrator has changed since the last return/report filed for this plan, enter the information from the last return/report on lines 3a and/or 3b and complete line 3c.
 a  Sponsor ________________________________________________ EIN _________________ Plan number ________________
 b  Administrator ________________________________ EIN ____________________________________________
 c  If line 3a indicates a change in the sponsor's name, address, and EIN, is this a change in sponsorship only? (See line 3c on page 9 of the instructions for the definition of sponsorship.) Enter "Yes" or "No."
------------------------------------------------------------------------------------------------------------------------------------
4   ENTITY CODE. (If not shown, enter the applicable code from page 9 of the instructions.)     F
------------------------------------------------------------------------------------------------------------------------------------
5a  Name of plan Financial Institutions Thrift Plan as adopted by Home Savings               5b Effective date of plan
                 --------------------------------------------------------------------            (mo., day, yr.)
    Bank, SSB                                                                                   10-01-92
    ---------------------------------------------------------------------------------        ---------------------------------------
-------------------------------------------------------------------------------------------- 5c Three-digit
    All filers must complete 6a through 6d, as applicable.                                      plan number  002
6a  [_] Welfare benefit plan          6b [X] Pension benefit plan                            ---------------------------------------
    (If the correct codes are not preprinted below, enter the applicable codes from          [6] [_] [_] [_] [_] [_] [_] [_]
    page 9 of the instructions in the boxes.)                                                [_] [_] [_] [_] [_] [_] [_] [_]

    6-defined contribution plan/multiple employer-other

6c  Pension plan features. (If the correct codes are not preprinted below, enter the applicable
    pension plan feature codes from page 9 of the instructions in the boxes.)                [C] [G] [_] [_] [_] [_] [_] [_]

6d  [_] Fringe benefit plan. Attach Schedule F (Form 5500). See instructions.
------------------------------------------------------------------------------------------------------------------------------------
Caution: A penalty for the late or incomplete filing of this return/report will be assessed unless reasonable cause is established.
------------------------------------------------------------------------------------------------------------------------------------
Under penalties of perjury and other penalties set forth in the instructions, I declare that I have examined this return/report, including accompanying schedules and statements, and to the best of my knowledge and belief, it is true, correct, and complete.

Signature of employer/plan sponsor   /s/ Kristie W. Hawkins                                       Date   5-29-96
                                   --------------------------------------------------------------      ----------------------------
Type or print name of individual signing for employer/plan sponsor  Kristie W. Hawkins, Controller-Treasurer
                                                                   ----------------------------------------------------------------
Signature of plan administrator _____________________________________________________ Date _________________________
Type or print name of individual signing for plan administrator
------------------------------------------------------------------------------------------------------------------------------------
For Paperwork Reduction Act Notice, see page 1 of the instructions.                          MGA                Form 5500-C/R (1995)

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
Form 5500-C/R (1995)                                                                                               Page 3
            Complete page 1, and pages 3 through 6 only, if you are filing Form 5500-C. (See instructions on page 13.)
-------------------------------------------------------------------------------------------------------------------------
6e Check all applicable investment arrangements below (See instructions on page 13):
   (1) [_] Master trust                  (2) [_] 103-12 investment entity
   (3) [_] Common/collective trust       (4) [_] Pooled separate account

 .........................................................................................................................
 .........................................................................................................................
 .........................................................................................................................
 .........................................................................................................................
 f Single-employer plans enter the tax year end of the employer in which this plan year ends     Month _____ Day _____
   Year _____
 g Is any part of this plan funded by an insurance contract described in Code section 412(i)?...................  [_] Yes
   [_] No
 h If line 6g is "Yes," was the part subject to the minimum funding standards for either of the prior 2 plan years?
                                                                                                  [_] Yes  [_] No
-------------------------------------------------------------------------------------------------------------------------
7a Total participants: (1) At the beginning of plan year          75            (2) At the end of plan year       72
                                                        -----------------------                            ------------
 b Enter number of participants with account balances at the end of the plan year. (Defined benefits plans do not complete this item.) _______________________
 c Number of participants that terminated employment during the plan year with accrued benefits that were less than 100%
   vested __________________
                                                                                                                Yes    No
 d (1) Were any participants in the pension benefit plan separated from service with a deferred vested          _________
       benefit for which a Schedule SSA (Form 5500) is required to be attached?...............................  7d(1)
                                                                                                               ----------
   (2) If "Yes," enter the number of separated participants required to be reported
------------------------------------------------------------------------------------------------------------------------
8a Was this plan ever amended since its effective date? If "Yes," complete line 8b and, if the amendment was adopted in this plan year, complete lines 8c through 8e.....................................................  8a
 b If line 8a is "Yes," enter the date the most recent amendment was adopted    Month ____  Day ____ Year ____  ________
 c Did any amendment during the current plan year result in the retroactive reduction of accrued benefits for
   any participant?                                                                                             8c
 d During this plan year, did any amendment change the information contained in the latest summary plan        _________
   description or summary description of modifications available at the time of amendment?....................  8d
 e If line 8d is "Yes," has a summary plan description or summary description of modifications that reflect    __________
   the plan amendments referred to on line 8d been both furnished to participants and filed with the
   Department of Labor?.......................................................................................  8e
-------------------------------------------------------------------------------------------------------------------------
9a Was this plan terminated during this plan year or any prior plan year? If "Yes," enter year _______________  9a    X
                                                                                                                ---------
 b Were all plan assets either distributed to participants or beneficiaries, transferred to another plan, or brought under the control of PBGC?.........................................................................  9b
                                                                                                                ---------
 c Was a resolution to terminate this plan adopted during this plan year or any prior plan year?..............  9c
 d If line 9a or line 9c is "Yes," have you received a favorable determination letter from the IRS for the      ---------
   termination?...............................................................................................  9d
                                                                                                                ---------
 e If line 9d is "No," has a determination letter been requested from the IRS?................................  9e
 f If line 9a or line 9c is "yes," have participants and beneficiaries been notified of the termination or      ---------
   the proposed termination?..................................................................................  9f
 g If line 9a is "Yes" and the plan is covered by PBGC, is the plan continuing to file a PBGC Form 1 and pay    --------
   premiums until the end of the plan year in which assets are distributed or brought under the control of
   PBGC?......................................................................................................  9g
                                                                                                                ---------
 h During this plan year, did any trust assets revert to the employer for which the Code section 4980 excise tax is due?................................................................................................  9h
                                                                                                                ---------
 i If line 9h is "Yes," enter the amount of tax paid with Form 5330   $
-------------------------------------------------------------------------------------------------------------------------

10a Was this plan merged or consolidated into another plan(s), or were assets or liabilities transferred to another plan(s) since the end of the plan year covered by the last return/report Form 5500 or 5500-C which was filed for this plan (or during this plan year if this is the first return/report)? If "Yes,"
    complete lines 10b through 10e............................................................................  10a
    If "YES," identify the other plan(s):                                                               ----------------
                                                              c  Employer identification number(s)   d  Plan number(s)

  b Name of plan(s)
                  ---------------------------------------     ------------------------------------   ----------------

   ------------------------------------------------------     ------------------------------------   -----------------
  e If required, has a Form 5310-A been filed?......................................................    [_] Yes  [_] No
-------------------------------------------------------------------------------------------------------------------------
11 Enter the plan funding arrangement code          12 Enter the plan benefit arrangement code from      Yes   No
   from page 14 of the instructions                    page 14 of the instructions
-------------------------------------------------------------------------------------------------------------------------
13 Is this a plan established or maintained pursuant to one or more collective bargaining agreements?.........    13
14 If any benefits are provided by an insurance company, insurance service, or similar organization, enter    -----------
   the number of Schedules A (Form 5500), Insurance Information, that are attached. If none, enter -0-.
-------------------------------------------------------------------------------------------------------------------------
/TABLE
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
Form 5500 C/R (1995)             Complete page 1, and pages 3 through 6 only, if you are filing Form 5500-C.      Page 4
-------------------------------------------------------------------------------------------------------------------------
Welfare Plans Do Not Complete Lines 15 Through 25.  Skip To Line 26 on page 5.
-------------------------------------------------------------------------------------------------------------------------

15a  If this is a defined benefit plan subject to the minimum funding standards for this plan year,     Yes         No
                                                                                                      -------------------
     is Schedule B (Form 5500) required to be attached?  (If this is a defined contribution plan,
     leave blank.)  (See instructions.) ...........................................................     15a
                                                                                                      -------------------
     If "Yes," attach Schedule B (Form 5500).
  b  If this is a defined contribution plan (i.e., money purchase or target benefit), is it subject to the minimum funding standards (if a waiver was granted, see instructions)?  (If this is a
     defined benefit plan, leave blank.)...........................................................     15b
                                                                                                     --------------------
     If "Yes," complete (1), (2), and (3) below:
     (1)  Amount of employer contribution required for the plan year under Code
          section 412                                                                   15b(1)     $
                                                                                       ---------------------------------
     (2)  Amount of contribution paid by the employer for the plan year........         15b(2)     $
                                                                                       ---------------------------------
          Enter date of last payment by employer     Month_____ Day_____ Year_____

     (3)  If (1) is greater than (2), subtract (2) from (1) and enter the funding deficiency here.  Otherwise, enter -0-.  (If you have a funding
          deficiency, file Form 5330.).........................................         15b(3)     $
------------------------------------------------------------------------------------------------------------------------
16   Has the annual compensation of each participant taken into account under the current plan year
     been limited as required by section 401(a)(17)?  (See instructions.)..........................     16
-------------------------------------------------------------------------------------------------------------------------
17a  (1)  Did the plan distribute any annuity contracts this year?  (See instructions.)............     17a(1)
                                                                                                    -------------------
     (2)  If (1) is "Yes," did these contracts contain a requirement that the spouse consent before any distributions under the contract are made in a form other than a qualified joint and
          survivor annuity?........................................................................     17a(2)
                                                                                                    -------------------
  b  Did the plan make distributions or loans to married participants and beneficiaries without the
     required consent of the participant's spouse?.................................................     17b
                                                                                                    -------------------

  c  Upon plan amendment or termination, do the accrued benefits of every participant include the subsidized benefits that the participant may become entitled to receive subsequent to the
     plan amendment or termination?................................................................     17c
-------------------------------------------------------------------------------------------------------------------------
18   Is the plan administrator making an election under section 412(c)(8) for an amendment adopted
     after the end of the plan year?  (See instructions.)..........................................     18
                                                                                                    -------------------
19   If a change in the actuarial funding method was made for the plan year pursuant to a Revenue
     Procedure providing automatic approval for the change, indicate whether the plan sponsor agrees
     to the change.................................................................................     19
                                                                                                    -------------------
20   Have any contributions been made or benefits accrued in excess of the Code section 415 limits,
     as amended?...................................................................................     20
                                                                                                    -------------------
21   Check if you are applying either of the following in completing lines 21a through 21o (see instructions):
     (i)   [_]  Reasonable, good-faith interpretation of the nondiscrimination provisions
     (ii)  [_]  Substantiation guidelines
     If you checked box 21(ii), enter the first day of the plan year for
     which data is being submitted                                  Month_____ Day_____ Year_____

  a  Does the employer apply the separate line of business rules of Code section 414(r) when testing this plan for the coverage and discrimination tests requirements of Code sections
     410(b) and 401(a)(4)?.........................................................................     21a          X

                                                                                                    -------------------
  b  If line 21a is "Yes," enter the total number of separate lines of business claimed by the employer_________
     if more than one separate line of business, see instructions for additional information to attach.

  c  Does the employer apply the mandatory disaggregation rules under Income Tax Regulations section
     1.410(b)-7(c)?  If "Yes," see instructions for additional information to attach...............     21c          X
                                                                                                    -------------------

  d  In testing whether this plan satisfies the coverage and discrimination tests of Code sections
     410(b) and 401(a), does the employer aggregate plans?.........................................     21d         X
                                                                                                    -------------------

  e  Does the employer restructure the plan into component plans to satisfy the coverage and
     discrimination tests of Code sections 410(b) and 401(a)(4)?...................................     21e         X
                                                                                                    -------------------
  f  If you meet either one of the following exceptions, check the applicable box to tell us which exception you meet and DO NOT complete the rest of question 21:
     (1)  [_]  No highly compensated employee benefited under the plan at any time during the plan year;
     (2)  [_]  This is a collectively bargained plan that benefits only collectively bargained employees, no more than 2% of whom are professional employees.

  g  Did any leased employee perform services for the employer at any time during the plan year?...     21g        X
                                                                                                    -------------------

                                                                                                          Number
                                                                                                    -------------------
  h  Enter the total number of employees of the employer.  Employer includes entities aggregated with the employer under Code section 414(b), (c), or (m).  Include leased employees and self-employed
     individuals...................................................................................     21h       108
                                                                                                    -------------------
  i  Enter the total number of employees excludable under the plan because of: (1) failure to meet requirements for minimum age and years of service; (2) collectively bargained employees;
     (3) nonresident aliens who receive no earned income from U. S. sources; and (4) 500 hours
     of service/last day rule......................................................................     21i       36
                                                                                                    -------------------
-------------------------------------------------------------------------------------------------------------------------
/TABLE
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
Form 5500-C/R(1995)  Complete page 1, and pages 3 through 6 only, if you are filing Form 5500-C.              Page 5
-------------------------------------------------------------------------------------------------------------------------
                                                                                                              Number
                                                                                                          ---------------
  j Enter the number of nonexcludable employees.  Subtract line 21i from line 21h. . . . . . . . . . . .  21j       72
                                                                                             ---------------

  k Do 100% of the nonexcludable employees entered on line 21j  benefit under the plan? . . .  [X] Yes   [_] No
    If line 21k is "Yes," DO NOT complete lines 21l through 21o.

  l Enter the number of nonexcludable employees (line 21j) who are highly compensated employees. . . . .  21l
                                                                                                          ---------------
  m Enter the number of nonexcludable employees who benefit under the plan . . . . . . . . . . . . . . .  21m
                                                                                                          ---------------
  n Enter the number of employees entered on line 21m who are highly compensated employees . . . . . . .  21n
                                                                                                          ---------------

  o This plan satisfies the coverage requirements on the basis of (check one):
    (1) [_] The average benefits test  (2) [_] The ratio percentage test-enter percentage[_][_][_][.][__]%
-------------------------------------------------------------------------------------------------------------------------
                                                                                                              Yes   No
                                                                                                          ---------------
22a Is it or was it ever intended that this plan qualify under Code section 401(a)?
                                                                 If "Yes", complete lines 22b and 22c . . 22a
                                                                                                          ---------------
  b Enter the date of the most recent IRS determination letter . . . . . . . . . .  Month_______ Year______
                                                                                                          ---------------
  c Is a determination letter request pending with the IRS? . . . . . . . . . . . . . . . . . . . . . . . 22c
-------------------------------------------------------------------------------------------------------------------------
23a Does the plan hold any assets that have a fair market value that is not readily determinable on an established market?  (If "Yes", complete line 23b.) (See instructions)  . . . . . . . . . . . . . . . 23a
                                                                                                          ---------------
  b Were all the assets referred to on line 23a valued for the 1995 plan year by an independent third-party appraiser?  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 23b
                                                                                                          ---------------
  c If line 23b is "No," enter the value of the assets that were not valued by an independent third-party appraiser for the 1995 plan year  . . . . . . . . . . . . . . . . . . . . . . .  23c
                                                                                                 ----------
  d Enter the most recent date the assets on line 23c were valued by an independent third-party appraiser.
    (If more than one asset, see instructions.)    Month________  Day________  Year______
    (If this plan has NO ESOP features, leave line 23e blank and go to line 24.)

  e If dividends paid on employer securities held by the ESOP were used to make payments on ESOP loans, enter the amount of the dividends used to make the payments. . . . . . . . .  23e
                                                                                                 ------------
-------------------------------------------------------------------------------------------------------------------------
24  Does the employer/sponsor listed in 1a of this form maintain other qualified pension benefit plans? . 24
    If "Yes," enter the total number of plans, including this plan                                        -------------

-------------------------------------------------------------------------------------------------------------------------
25a Is the plan covered under the Pension Benefit Guaranty Corporation termination insurance
    program? . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  [_] Yes  [_] No   [_] Not determined

  b If line 25a is "Yes" or "Not determined," enter the EIN and the plan number used to identify it.
    EIN                                             Plan number
-------------------------------------------------------------------------------------------------------------------------
26  You may NOT use N/A in response to any line 26 item.  If you check "Yes," you must enter a dollar   Yes  No   Amount
    amount in the amount column.                                                                        -----------------
    During this plan year:

  a Was this plan covered by a fidelity bond? . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   26a
                                                                                                          ---------------
  b If line 26a is "Yes," enter the name of the surety company _______________________________________    --------------
  c Was there any loss to the plan, whether or not reimbursed, caused by fraud or dishonesty? . . . . .  26c
                                                                                                          ---------------
  d Was there any sale, exchange, or lease of any property between the plan to the employer, any fiduciary, any of the five most highly paid employees of the employer, any owner of a 10% or more interest in the employer, or relatives of any such persons?  . . . . . . . . . . . . . . . . .  26d
                                                                                                          ---------------
  e Was there any loan or extension of credit by the plan to the employer, any fiduciary, any of the five most highly paid employees of the employer, any owner of a 10% or more interest in the employer, or relatives of any such persons? . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  26e
                                                                                                          ---------------
  f Did the plan acquire or hold any employer security or employer real property? . . . . . . . . . . .  26f
                                                                                                          ---------------

  g Has the plan granted an extension on any delinquent loan owed to the plan?  . . . . . . . . . . . .  26g
                                                                                                          ---------------
  h Were any participant contributions transmitted to the plan more than 31 days after receipt or withholding by the employer?  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  26h
                                                                                                          ---------------
  i Were any loans by the plan or fixed income obligations due the plan classified as uncollectible or in default as of the close of the plan year? . . . . . . . . . . . . . . . . . . . . . . . . . .  26i
                                                                                                          ---------------
  j Has any plan fiduciary had a financial interest in excess of 10% in any party providing services to the plan or received anything of value from any such party?  . . . . . . . . . . . . . . . . . .  26j
                                                                                                          ---------------
  k Did the plan at any time hold 20% or more of its assets in any single security, debt, mortgage, parcel or real estate, or partnership/joint venture interests?  . . . . . . . . . . . . . . . . . .  26k
                                                                                                          ---------------
  l Did the plan at any time engage in any transaction or series of related transactions involving 20%
    or more of the current value of plan assets?  . . . . . . . . . . . . . . . . . . . . . . . . . . .  26l
                                                                                                          ---------------
  m Were there any noncash contributions made to the plan whose value was set without an appraisal by an independent third party? . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  26m
                                                                                                         --------------
  n Were there any purchases of nonpublicly traded securities by the plan whose value was set without an appraisal by an independent third party? . . . . . . . . . . . . . . . . . . . . . . . . . . . .  26n
                                                                                                         ---------------
  o Has the plan reduced or failed to provide any benefit when due under the terms of the plan because of insufficient assets? . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  26o
                                                                                                          ---------------
-------------------------------------------------------------------------------------------------------------------------

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


Form 5500 C-R(1995)    Complete page 1, and pages 3 through 6 only, if you are filing Form 5500-C           Page 6
-------------------------------------------------------------------------------------------------------------------------
27  Current value of plan assets and liabilities at the beginning and end of the plan year. Combine the value of plan assets held in more than one trust. Allocate the value of the plan's interest in a commingled trust containing the assets of more than one plan on a line-by-line basis unless the trust meets one of the specific exception described in the instructions. Do not enter the value of the portion of an insurance contract that guarantees during this plan year to pay a specific dollar benefit at a future date. Round off amounts to the nearest dollar. Any other amounts are subject to rejection. Plans with no assets at the beginning and end of the plan year enter -0- on line 27f.
-------------------------------------------------------------------------------------------------------------------------

                                                                                           (a) Beginning      (b) End of
                        Assets                                                                of year            year
                                                                                            ----------------------------
   a  Cash ...............................................................................     27a
                                                                                            ----------------------------
   b  Receivables ........................................................................     27b
                                                                                            ----------------------------
   c  Investments:
      (1)  U.S. Government securities ....................................................    27c(1)
                                                                                            ----------------------------
      (2)  Corporate debt and equity instruments .........................................    27c(2)
                                                                                            ----------------------------
      (3)  Real estate and mortgages (other than to participants) ........................    27c(3)
                                                                                            ----------------------------
      (4)  Loans to participants:
           A  Mortgages ..................................................................     (4)A
                                                                                            ----------------------------
           B  Other ......................................................................     (4)B
                                                                                            ----------------------------
      (5)  Other .........................................................................    27c(5)
                                                                                            ----------------------------
      (6)  Total investments. Add lines 27c(1) through 27c(5) ............................    27c(6)
                                                                                            ----------------------------
   d  Buildings and other property used in plan operations ...............................     27d
                                                                                            ----------------------------
   e  Other assets .......................................................................     27e
                                                                                            ----------------------------
   f  Total assets. Add lines 27a, 27b, 27c(6), 27d, and 27e .............................     27f
                                                                                            ----------------------------

                              Liabilities
   g  Payables ...........................................................................     27g
                                                                                           ----------------------------
   h  Acquisition indebtedness ...........................................................     27h
                                                                                            ----------------------------
   i  Other liabilities ..................................................................     27i
                                                                                            ----------------------------
   j  Total liabilities. Add lines 27g through 27i .......................................     27j
                                                                                            ----------------------------
   k  Net assets. Subtract line 27j from line 27f ........................................     27k
-------------------------------------------------------------------------------------------------------------------------
28    Plan income, expenses, and changes in net assets for the plan year. Include all income and expenses of the plan including any trust(s) or separately maintained fund(s) and any payments/receipts to/from insurance carriers. Round off amounts to the nearest dollar. Any other amounts are subject to rejection.

                                       Income                                              (a) Amount        (b) Total
                                                                                            ----------------------------
   a  Contributions received or receivable in cash from:
      (1)  Employer(s) (including contributions on behalf of self-employed individuals) ..    28a(1)
                                                                                            ----------------------------
      (2)  Employees .....................................................................    28a(2)
                                                                                            ----------------------------
      (3)  Others ........................................................................    28a(3)
                                                                                            ----------------------------
      (4)  Add lines 28a(1) through 28a(3) ...............................................    28a(4)
                                                                                            ----------------------------
   b  Noncash contributions. Enter the total of lines 28a(4) and lines 28b in column (b) .     28b
                                                                                            ----------------------------
   c  Earnings from investments (interest, dividends, rents, royalties) .................      28c
                                                                                            ----------------------------
   d  Net realized gain (loss) on sale or exchange of assets .............................     28d
                                                                                            ----------------------------
   e  Other income (specify) .............................................................     28e
                                                                                            ----------------------------
   f  Total income. Add lines 28b through 28e ............................................     28f
                                                                                            ----------------------------

                           Expenses

   g  Distribution of benefits and payments to provide benefits:

      (1)  Directly to participants or their beneficiaries ...............................    28g(1)
                                                                                            ----------------------------
      (2)  Other .........................................................................    28g(2)
                                                                                            ----------------------------
      (3)  Total distribution of benefits and payments to provide benefits ...............    28g(3)
                                                                                            ----------------------------
   h  Administrative expenses (salaries, fees, commissions, insurance premiums) ..........     28h
                                                                                            ----------------------------
   i  Other expenses (specify) ...........................................................     28i
                                                                                            ----------------------------
   j  Total expenses. Add lines 28g through 28i ..........................................     28j
                                                                                            ----------------------------
   k  Net income (loss). Subtract line 28j from line 28f .................................     28k
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